EXHIBIT 99.3

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with  the  Annual  Report  of  Meritage   Corporation  (the
"Company") on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry W. Seay, Chief Financial Officer of the Company certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        MERITAGE CORPORATION,
                                        a Maryland Corporation

                                        BY /s/ LARRY W. SEAY
                                           -------------------------------------
                                           Larry W. Seay
                                           CHIEF FINANCIAL OFFICER

                                        Date: March 31, 2003